SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549
                                ________________

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


                Date of Report (Date of earliest event reported):
                                September 7, 2004



                                  Norstan, Inc.
                                  -------------
               (Exact Name of Registrant as Specified in Charter)



               Minnesota                  0-8141                 41-0835746
               ---------                  ------                 ----------
     (State or Other Jurisdiction       (Commission             (IRS Employer
           of Incorporation)           File Number)          Identification No.)

                               5101 Shady Oak Road
                           Minnetonka, Minnesota 55343
                           ---------------------------
                    (Address of Principal Executive Offices)


               Registrant's telephone number, including area code:
                                 (952) 352-4000


                                       N/A
          (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

        [ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

        [ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

        [ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

        [ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02         Results of Operations and Financial Condition.

On September 7, 2004, we issued a press release relating to Norstan's first quarter fiscal 2005 financial results. A copy of that press release is included as Exhibit 99.1 to this report and is incorporated by reference into this item.

Item 9.01         Financial Statements and Exhibits.

         (a)      Not Applicable

         (b)      Not Applicable

         (c)      Exhibits.

                       99.1   News Release dated September 7, 2004


                                   SIGNATURES

     Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                               NORSTAN, INC.


Date:  September 7, 2004       /s/ Robert J. Vold
                               ------------------
                               Robert J. Vold
                               Senior Vice President and Chief Financial Officer